Exhibit 99.1

Dolby Laboratories Reports FY 2010 Fourth Quarter and Year-End Financial Results

SAN FRANCISCO--(BUSINESS WIRE)--November 4, 2010--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company's financial results for the fourth quarter and fiscal year ended September 24, 2010.

For the fourth quarter, Dolby reported total revenue of $227.8 million, compared to $163.9 million for the fourth quarter of fiscal 2009.

Fourth quarter GAAP net income was $65.0 million, or $0.57 per diluted share, compared to $44.3 million, or $0.38 per diluted share, for the fourth quarter of fiscal 2009. On a non-GAAP basis, fourth quarter net income was $74.9 million, or $0.66 per diluted share, compared to $50.6 million, or $0.44 per diluted share, for the fourth quarter of fiscal 2009.

For the fiscal year, Dolby reported total revenue of $922.7 million, compared to $719.5 million for fiscal year 2009.

Fiscal year GAAP net income was $283.4 million, or $2.46 per diluted share, compared to $243.0 million, or $2.11 per diluted share, for fiscal year 2009. On a non-GAAP basis, fiscal year net income was $313.5 million, or $2.72 per diluted share, compared to $254.5 million, or $2.21 per diluted share for fiscal 2009. Dolby’s non-GAAP measures exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, a gain from an amended patent licensing agreement, and the related tax impact of these items.

“I am pleased with our fourth quarter and fiscal year results,” said Kevin Yeaman, President and Chief Executive Officer, Dolby Laboratories. “We finished the year with record revenue and profitability while continuing to extend our multi-channel formats to the online ecosystem. Recently, Netflix and Sonic Solutions each announced that they would adopt Dolby Digital Plus to deliver multi-channel surround sound with movie and TV content."

Guidance

For fiscal 2011, Dolby is targeting revenue of $950 million to $990 million, total gross margin of approximately 88 percent on a GAAP basis, and approximately 89 percent on a non-GAAP basis. In addition, Dolby is targeting fiscal 2011 operating expense of $411 million to $423 million on a GAAP basis and $360 million to $370 million on a non-GAAP basis, and a tax rate of approximately 33 percent on a GAAP basis and non-GAAP basis. Dolby's non-GAAP targets exclude expenses related to stock based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. While stock-based compensation expense may vary based on factors such as stock price or volatility, Dolby is targeting stock based compensation expense for fiscal 2011 to be approximately $45 to $47 million. In addition, Dolby is targeting charges related to the amortization of acquired intangibles for fiscal 2011 to be approximately $13 million.

These targets lead to a fiscal 2011 diluted earnings per share target range of $2.52 to $2.66 on a GAAP basis and $2.87 to $3.03 on a non-GAAP basis.

The Company's Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Dolby Laboratories’ Q4 and year-end fiscal 2010 financial results at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, November 4, 2010.

Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 1-888-452-4007. International callers can access the conference call at 1-719-325-2269.

A replay of the call will be available from 5:00 p.m. PT on Thursday, November 4, 2010, until 9:00 p.m. PT on November 11, 2010 by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 7947454. An archived version of the teleconference will also be available on www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, tax rate, and diluted earnings per share. These measures are adjusted to exclude the charges and expenses discussed above. Dolby presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the impact of stock-based compensation expense, amortization of acquired intangible assets through business combinations, restructuring charges, a gain from an amended patent licensing agreement, and the related tax impact of all of these items on the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its SEC filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on our investor relations website at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including statements relating to Dolby's expectations regarding revenue, gross margin, operating expense, tax rate, and diluted earnings per share for fiscal 2011, the progress Dolby is making in extending its multichannel format to the online ecosystem, and the benefits that may be derived from them are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with the effects of macroeconomic conditions; risks associated with trends in the markets in which Dolby operates, including the DVD and Blu-ray Disc™, broadcast, personal computer, consumer electronics, gaming, mobile, and automobile markets; pricing pressures; the timing of Dolby's receipt of royalty reports and/or payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent Quarterly Report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE: DLB) is the global leader in technologies that are essential elements in the best entertainment experiences. Founded in 1965 and best known for high-quality audio and surround sound, Dolby creates innovations that enrich entertainment at the movies, at home, or on the go. For more information about Dolby Laboratories or Dolby® technologies, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Blu-ray Disc is a trademark of Blu-ray Disc Association. S10/23607 DLB-F

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	September 25, 2009	September 24, 2010	September 25, 2009	September 24, 2010
	(unaudited)
	(in thousands, except per share amounts)
Revenue:
Licensing	$138,621	$178,429	$594,697	$710,474
Products	20,223	40,255	95,967	180,402
Services	5,033	9,123	28,839	31,837
Total revenue	163,877	227,807	719,503	922,713

Cost of revenue:
Cost of licensing	3,580	4,283	14,803	17,565
Cost of products (1)	10,444	18,653	57,220	90,695
Cost of services (1)	3,240	3,407	12,786	13,961
Gain from amended patent licensing agreement	-	-	(20,041)	-
Impairment of products provided under operating leases	-	-	-	9,594
Total cost of revenue	17,264	26,343	64,768	131,815
Gross margin	146,613	201,464	654,735	790,898
Operating expenses:
Research and development (1)	21,712	29,417	81,543	104,978
Sales and marketing (1)	29,875	36,525	98,838	130,160
General and administrative (1)	28,929	32,676	105,841	119,353
Restructuring charges, net	835	5,655	4,847	7,026
Total operating expenses	81,351	104,273	291,069	361,517
Operating income	65,262	97,191	363,666	429,381
Other income, net	1,959	1,431	7,753	7,631
Income before provision for income taxes	67,221	98,622	371,419	437,012
Provision for income taxes	(22,518)	(35,295)	(127,073)	(154,185)
Net income including controlling interest	44,703	63,327	244,346	282,827
Less: net (income) / loss attributable to controlling interest	(404)	1,684	(1,355)	620
Net income attributable to Dolby Laboratories, Inc.	$44,299	$65,011	$242,991	$283,447

Basic earnings per share	$0.39	$0.58	$2.15	$2.50
Diluted earnings per share	$0.38	$0.57	$2.11	$2.46

Weighted-average shares outstanding (basic)	113,684	112,486	113,101	113,452
Weighted-average shares outstanding (diluted)	115,845	114,276	115,367	115,388

(1) Stock-based compensation included above was classified as follows:
Cost of products	$93	$122	$564	$427
Cost of services	30	27	115	126
Research and development	1,403	1,922	5,191	6,535
Sales and marketing	1,924	2,321	6,670	8,843
General and administrative	2,997	3,408	9,882	12,884

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 25, 2009	September 24, 2010
	(unaudited)
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$451,678	$545,861
Short-term investments	283,808	302,269
Accounts receivable, net	22,981	54,257
Inventories	12,975	28,338
Deferred taxes	83,438	102,758
Prepaid expenses and other current assets	45,958	26,930

Total current assets	900,838	1,060,413
Long-term investments	205,938	190,837
Property, plant and equipment, net	92,178	94,097
Intangible assets, net	82,035	67,019
Goodwill	261,121	264,580
Deferred taxes	23,755	19,948
Other non-current assets	15,450	14,878

Total assets	$1,581,315	$1,711,772

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$113,822	$148,214
Income taxes payable	3,934	7,895
Current portion of long-term debt	1,624	-
Deferred revenue	37,204	9,647

Total current liabilities	156,584	165,756

Long-term debt, net of current portion	5,825	-
Long-term deferred revenue	10,759	12,775
Deferred taxes	13,573	11,547
Other non-current liabilities	31,469	27,015

Total liabilities	218,210	217,093
Stockholders' equity:
Class A common stock	53	53
Class B common stock	60	59
Additional paid-in capital	478,979	329,902
Retained earnings	852,475	1,135,922
Accumulated other comprehensive income	9,541	7,801
Total stockholders' equity - Dolby Laboratories, Inc.	1,341,108	1,473,737
Controlling interest	21,997	20,942
Total stockholders' equity	1,363,105	1,494,679

Total liabilities and stockholders' equity	$1,581,315	$1,711,772

DOLBY LABORATORIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	September 25, 2009	September 24, 2010	September 25, 2009	September 24, 2010
	(unaudited)
	(in thousands)
Operating activities:
Net income	$ 44,703	$ 63,327	$ 244,346	$ 282,827
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,231	9,392	28,732	34,937
Stock-based compensation expense	6,207	7,193	21,758	27,694
Amortization of premium on investments	1,647	2,734	5,589	9,118
Excess tax benefit from exercise of stock options	(2,279)	(7,749)	(5,827)	(24,639)
Provision for doubtful accounts	244	546	1,392	365
Deferred taxes	(14,595)	5,751	5,237	(16,031)
Losses / (gains) on Put Rights	(56)	1,095	(9,508)	7,601
Losses / (gains) on auction rate certificates	15	-	10,869	(7,601)
Loss on impairment of long-lived assets	-	3,392	-	12,986
Gain from amended patent licensing agreement	-	-	(20,041)	-
Cash distributions to controlling interest	(136)	(137)	(257)	(263)
Other non-cash items affecting net income	492	(1,523)	2,408	610
Changes in operating assets and liabilities:
Accounts receivable	26,491	(6,734)	1,797	(31,329)
Inventories	(3,783)	(11,609)	(3,638)	(15,696)
Prepaid expenses and other assets	(3,310)	(721)	(147)	15,009
Accounts payable and accrued liabilities	2,882	8,404	(21,362)	32,677
Income taxes, net	8,354	(3,908)	8,602	27,995
Deferred revenue	2,700	(1,443)	7,488	(25,725)
Other non-current liabilities	1,154	(163)	(1,213)	(237)
Payment on litigation settlement	-	-	(3,000)	(3,000)
Net cash provided by operating activities	77,961	67,847	273,225	327,298

Investing activities:
Purchases of available-for-sale securities	(68,500)	(89,880)	(373,223)	(646,052)
Proceeds from sale of available-for-sale and trading securities	78,923	123,586	176,908	643,443
Purchases of property, plant and equipment	(4,758)	(12,429)	(13,994)	(37,482)
Purchases of intangible assets	(1,250)	-	(9,571)	(825)
Acquisitions, net of cash acquired	-	(5,601)	(16,621)	(5,601)
Proceeds from sale of property, plant and equipment	-	1,989	-	2,160
Net cash provided by / (used in) investing activities	4,415	17,665	(236,501)	(44,357)

Financing activities:
Payments on debt	(401)	(6,488)	(1,522)	(7,680)
Proceeds from exercise of stock options	4,306	2,621	13,716	35,569
Proceeds from issuance of Class A common stock (ESPP)	37	0	3,502	4,060
Repurchase of common stock	-	(63,714)	-	(241,362)
Excess tax benefit from exercise of stock options	2,279	7,749	5,827	24,639
Net cash provided by / (used in) financing activities	6,221	(59,832)	21,523	(184,774)
Effect of foreign exchange rate changes on cash and cash equivalents	(295)	1,083	(1,330)	(3,984)
Net increase in cash and cash equivalents	88,302	26,763	56,917	94,183
Cash and cash equivalents at beginning of period	363,376	519,098	394,761	451,678
Cash and cash equivalents at end of period	$ 451,678	$ 545,861	$ 451,678	$ 545,861

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables show the Company’s fourth quarter of fiscal 2010 and fiscal 2010 year-to-date GAAP financial measures reconcilied to non-GAAP financial measures included in this release:

Net income:	Fiscal Quarter Ended	Fiscal Year Ended
	September 24, 2010	September 24, 2010

GAAP net income	$65	$283
Stock-based compensation	8	29
Amortization of acquired intangibles	3	13
Restructuring charges, net	6	7
Income tax adjustments	(5)	(17)
Controlling interest restructuring	(2)	(2)
Non-GAAP net income	$75	$313

Diluted earnings per share:	Fiscal Quarter Ended	Fiscal Year Ended
	September 24, 2010	September 24, 2010

GAAP diluted earnings per share	$0.57	$2.46
Stock-based compensation	0.07	0.25
Amortization of acquired intangibles	0.03	0.11
Restructuring charges, net	0.05	0.06
Income tax adjustments	(0.04)	(0.15)
Controlling interest restructuring	(0.02)	(0.01)
Non-GAAP diluted earnings per share	$0.66	$2.72

Shares used in computing diluted earnings per share	114	115

The following tables show the Company’s fiscal year 2011 GAAP financial targets reconciled to non-GAAP financial targets included in this release:

Gross margin:	Fiscal Year
Net income attributable to Dolby Laboratories, Inc.	2011

GAAP gross margin	88%
Stock-based compensation	0%
Amortization of acquired intangibles	1%
Non-GAAP gross margin	89%

Operating expenses:	Fiscal Year 2011
	Low	High

GAAP operating expenses	$411	$423
Stock-based compensation	(44)	(46)
Amortization of acquired intangibles	(5)	(5)
Restructuring charges, net	(2)	(2)
Non-GAAP operating expenses	$360	$370

Diluted earnings per share:	Fiscal Year 2011
	Low	High

GAAP diluted earnings per share	$2.52	$2.66
Stock-based compensation	0.40	0.42
Amortization of acquired intangibles	0.11	0.11
Restructuring charges, net	0.02	0.02
Income tax adjustments	(0.18)	(0.18)
Non-GAAP diluted earnings per share	$2.87	$3.03

Shares used in computing diluted earnings per share	114	114

CONTACT:
Dolby Laboratories
Investor:
Alex Hughes, 415-645-4572
investor@dolby.com
or
Dolby Laboratories
Media:
Sean Durkin, 415-645-5176
news@dolby.com